UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 11, 2012

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 454-3759

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)         Dismissal of Independent Registered Public Accounting Firm

On March 11, 2012, the Audit Committee (the “Audit Committee”) of the Board of Directors of Chimera Investment Corporation (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective as of the date of Deloitte’s completion of the audit services for the fiscal year ended December 31, 2011 and the filing of the annual report on Form 10-K.  Upon the effectiveness of the dismissal of Deloitte, the Company will file an amendment to this Form 8-K to update the disclosures required by Item 4.01 of Form 8-K.

Deloitte’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.  Deloitte has not yet issued its report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2011, and the Company has not yet filed the related Annual Report on Form 10-K (the “2011 Annual Report”).   Upon the issuance by Deloitte of its report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2011 and the related report on internal control over financing reporting, the Company will file an amendment to this Form 8-K to provide the disclosures required by Item 304(a)(1) of Regulation S-K.

Except for the reportable event discussed below, during the two fiscal years ended December 31, 2011 and 2010 and through March 11, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference thereto in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed, during the third quarter of 2011, the Company determined that the application of ASC 325-40, Investments – Other, Beneficial Interests in Securitized Financial Assets, should be applied rather than ASC 320-10, Investments – Debt and Equity Securities, in evaluating non-Agency RMBS that are not of high credit quality for other-than-temporary impairment and related interest income recognition.  As a result, the Company determined that as of September 30, 2011, the Company had an error in its application of accounting standards that demonstrated a material weakness in the Company’s internal control over financial reporting.  See “Item 4. Controls and Procedures” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011.  The Audit Committee discussed the subject matter of this error with Deloitte. The Company has authorized Deloitte to respond to any inquiries by Ernst & Young LLP concerning the subject matter of this error.

On March 12, 2012, the Company provided Deloitte with a copy of this Form 8-K and requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above disclosures.  A copy of Deloitte’s letter, dated March 13, 2012, is attached as Exhibit 16.1 to this Form 8-K.

(b)       Newly Engaged Independent Registered Public Accounting Firm

On March 11, 2012, the Audit Committee approved the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ended December 31, 2012 (including with respect to the Company’s quarterly period ended March 31, 2012).  During the two fiscal years ended December 31, 2011 and 2010 and through March 11, 2012, neither the Company, nor anyone on its behalf, consulted Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Ernst & Young that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01.  Other Events.

On March 15, 2012, the Company issued a press release announcing the items set forth in Item 4.01 hereof.  The Company also announced that, in connection with its review of GAAP guidance applicable to the Company’s non-Agency RMBS discussed above, the Company will be unable to file its 2011 Annual Report within the timeframe permitted by Rule 12b-25 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company further announced that, in light of this ongoing review and the appointment of Ernst & Young as discussed above, the Company expects to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 within 60 days after it files its 2011 Annual Report. There can be no assurance that the Company will file the First Quarter 10-Q by May 10, 2012, the filing deadline for such report under the Exchange Act.

Forward-Looking Statements

This Form 8-K and the Company’s public documents to which its refers contain (including the Company’s press release issued on March 15, 2012) or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements which are based on various assumptions (some of which are beyond the Company’s control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “will” or similar expressions, or variations on those terms or the negative of those terms.  These forward looking statements relate to, among other things, the Company’s ongoing review of GAAP guidance applicable to the Company’s non-Agency RMBS discussed above and the timing of the filing by the Company of its 2011 Annual Report and Form 10-Q for the quarterly period ended March 31, 2012.  The Company’s forward-looking statements are subject to numerous risks, uncertainties and other factors, including the impact of the transition to a new independent registered public accounting firm and the Company’s ability to timely complete the process necessary to file its 2011 Annual Report and Form 10-Q for the quarterly period ended March 31, 2012.  The Company does not undertake, and specifically disclaims all obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 13, 2012

99.1	Press Release, dated March 15, 2012, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

		By:	/s/ A. Alexandra Denahan
			Name:	A. Alexandra Denahan
			Title:	Chief Financial Officer

Date:	March 15, 2012